For Immediate Release	Contact Information
Friday, May 22, 2009	James E. Sigmon
(210) 496-5300 ext. 216, jsigmon@txco.com

TXCO Resources Receives Interim Court Authorization to Draw on Interim DIP Credit Facility; Receives Delisting Notice From Nasdaq

SAN ANTONIO -- May 22, 2009 -- TXCO Resources Inc. (Nasdaq:TXCO) today announced that the U.S. Bankruptcy Court for the Western District of Texas has granted the Company interim authorization to borrow up to $12.5 million under its proposed $32 million debtor-in-possession (DIP) credit facility. The DIP facility authorization will provide immediate liquidity to the Company to help fund operations during the reorganization, subject to customary conditions.

The Bankruptcy Court also approved the Company's other "first-day motions," providing for the continued payment of employee wages and other compensation, reimbursable employee expenses, and medical and other benefits without interruption; the continued payment of royalties in the ordinary course of business; and the continued use of its cash collateral and cash management systems.

As announced in its press release on May 18, 2009, the Company and its subsidiaries filed a voluntary petition for reorganization under chapter 11 of the U.S. Bankruptcy Code with the Court. Most of the Debtors' filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court's web site (http://www.txwb.uscourts.gov/) or may be obtained through private document retrieval services, or on the web site established by the Debtors' claims and noticing agent (http://cases.administarllc.com/txco).

    The Company also announced today that it was notified by The Nasdaq Stock Market on May 18, 2009, that Nasdaq will suspend trading of the Company's common stock on The Nasdaq Global Select Market, effective at the opening of business on May 28, 2009 in accordance with Nasdaq Listing Rules 5100, 5110(b), and IM 5100-1. The notification also stated that Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission to remove the Company's securities from listing and registration on The Nasdaq Stock Market. The Company does not intend to appeal Nasdaq's decision and anticipates that its common stock will be delisted from The Nasdaq Global Select Market.  TXCO is seeking a listing on the OTCBB, which it believes will provide a reasonable trading market for its shares. In the interim, the Company's common stock will be quoted on the Pink Sheets OTC market.

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About TXCO Resources

    TXCO Resources is an independent oil and gas enterprise with interests in the Maverick Basin, the onshore Gulf Coast region and the Marfa Basin of Texas, and the Midcontinent region of western Oklahoma. TXCO's business strategy is to acquire undeveloped mineral interests and internally develop a multi-year drilling inventory through the use of advanced technologies, such as 3-D seismic and horizontal drilling. It accounts for its oil and gas operations under the successful efforts method of accounting and trades its common stock on Nasdaq's Global Select Market under the symbol "TXCO." Additional information, including recent regulatory filings and investor presentations, is available at the Company's Web site, www.txco.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by TXCO and its subsidiaries (the "Company") regarding future events and developments and the Company's future performance, including statements regarding proceedings relating to the Company's petitions for relief under chapter 11 of Title 11 of the United States Code and the Company's operations and funding during the chapter 11 process, as well as other statements of management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company's management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company's future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, TXCO undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Such statements include those relating to: forecasts of the Company's ability to successfully reorganize and emerge from bankruptcy; estimated financial results; liquidity needs; the Company's ability to finance the Company's working capital requirements; expected oil and gas prices; production volumes; well test results; reserve levels; number of drilling locations; expected drilling plans, including the timing, category, number, depth, cost and/or success of wells to be drilled; expected geological formations; or the availability of specific services, equipment or technologies.

Investors are cautioned that all forward-looking statements involve risks and uncertainties including without limitation the Company's ability to continue as a going concern; the Company's ability to obtain debtor-in-possession (DIP) financing on an interim or final basis; the Company's ability to operate pursuant to the terms and conditions of any DIP financing and any cash collateral order entered by the United States Bankruptcy Court for the Western District of Texas in connection with the Company's bankruptcy cases; the Company's ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by the Company from time to time; the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Company's bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert the Company's bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; the Company's ability to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Company's bankruptcy cases on the Company's liquidity or results of operations; the Company's ability to fund and execute its business plan; the Company's ability to attract, motivate and retain key executives and employees; the Company's ability to attract and retain customers; the Company's ability to obtain capital to fund the Company's working capital or other needs; the adequacy of the Company's liquidity and ability to meet cash commitments, working capital needs, lender and vendor obligations; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which the Company also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion or other causes; and hedging decisions, including whether or not to hedge. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities and TXCO's common stock and preferred stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.